UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

Axsome Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37635	45-4241907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cortlandt Street, 16th Floor
New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 332-3241

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AXSM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2022, Axsome Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2022 and provided an update on the Company’s operations. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information included in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On April 29, 2022, the Company received a Complete Response Letter (the “CRL”) from the U.S. Food and Drug Administration (the “FDA”) regarding its New Drug Application (the “NDA”) for AXS-07 for the acute treatment of migraine. The CRL did not identify or raise any concerns about the clinical efficacy or safety data in the NDA, and the FDA did not request any new clinical trials to support the approval of AXS-07. The principal reasons given in the CRL relate to chemistry, manufacturing, and controls (CMC) considerations. The Company believes that the issues raised in the CRL are addressable and intends to provide potential timing for a resubmission following consultation with the FDA. The Company issued a press release announcing the CRL on May 2, 2022, which is attached hereto as Exhibit 99.2.

In March 2022, the Company previously announced that the Company entered into a definitive agreement to acquire Sunosi® (solriamfetol) from Jazz Pharmaceuticals. The waiting period applicable to the acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired as of April 29, 2022. As previously disclosed, the transaction is structured to be completed in sequential closings for the U.S. and ex-U.S. territories. The Company expects the U.S. transaction to close in the second quarter of 2022, and the ex-U.S. transaction to close within 60 days following the U.S. transaction close.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Q1 2022 Press Release dated May 2, 2022.
99.2	CRL Press Release dated May 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axsome Therapeutics, Inc.

Date:	May 2, 2022	By:	/s/ Herriot Tabuteau, M.D.
		Name: Title:	Herriot Tabuteau, M.D. President and Chief Executive Officer